UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 24, 2015

Rhino Resource Partners LP

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-34892 (Commission File Number)	27-2377517 (IRS Employer Identification No.)

424 Lewis Hargett Circle, Suite 250
Lexington, Kentucky 40503
(Address of principal executive office) (Zip Code)

(859) 389-6500
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02                   Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On July 24, 2015, the Audit Committee of the Board of Directors of Rhino GP LLC (“Rhino GP”), the general partner of Rhino Resource Partners LP (the “Partnership”), in consultation with management and with Ernst & Young LLP (the Partnership’s independent registered public accounting firm) concluded that the Partnership’s previously issued audited consolidated financial statements for the years ended December 31, 2014 and 2013 (the “Restated Periods”) included in the Form 10-K for the year ended December 31, 2014, filed March 11, 2015 should no longer be relied upon.  The Partnership will restate its audited consolidated financial statements for the Restated Periods to adjust the allocation of net income/ (loss) to its common and subordinated unitholders for purposes of calculating earnings per unit  and adjust the previously reported amounts of earnings per unit for each of the Restated Periods.

The Partnership has not paid a cash distribution in respect of its subordinated units for any quarter following the quarter ended March 31, 2012.  The Partnership did not correctly reflect the impact of such non-payment on the allocation of net income/(loss) between common units and subordinated units for the purposes of calculating earnings per unit for each unitholder class.  The corrected calculation allocates more net income or less net (loss), as applicable, to common units and less net income or more net (loss), as applicable, to subordinated units for the purposes of calculating earnings per unit for each unitholder class.  Accordingly, the Partnership will restate its previously issued audited consolidated financial statements for each of the Restated Periods and file a Form 10-K/A for the year ended December 31, 2014 as soon as reasonably practicable.

Management believes that the impact of the error on the 2012 consolidated financial statements is immaterial.  Therefore, the Partnership does not anticipate any change to the audited consolidated financial statements for the year ended December 31, 2012 or any other change to its previously issued audited consolidated financial statements for each of the Restated Periods, including with respect to net income/net (loss).

Management has determined that it had a material weakness in internal control over financial reporting related to the precision of review and application of technical accounting principles over the calculation of net income/(loss) per common unit and subordinated unit during the Restated Periods.  Management is currently evaluating and implementing remediation plans to address the material weakness in internal control.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RHINO RESOURCE PARTNERS LP

By:	Rhino GP LLC,
Its General Partner

By:	/s/ Whitney C. Kegley
Name:	Whitney C. Kegley
Title:	Vice President, Secretary and General Counsel

Dated: July 30, 2015